EXHIBIT (5)(c)

                            [American General Logo]

                                 GENERATIONS
                                 ===========
                               Variable Annuity


                                SPECIAL REQUEST
                                      FOR
                            SURRENDER CHARGE WAIVER


 for Registered Representatives and Specified Employees Who Purchase a GENERATIONS Certificate ("Certificate")

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 INSTRUCTIONS:

     A.   Complete all sections of this form.

     B. Make check payable to American General Life Insurance Company of New York ("AGNY").

     C. Initial purchase payment: Mail application, Special Surrender Charge Waiver Form and check to: American General Life Insurance Company of New York (address on application).

 NOTE: An application submitted for special surrender charge waiver privilege must be accompanied by this Form. Certificates purchased under privilege are not eligible for commissions. Annuity applications unaccompanied by this form will be subject to all applicable certificate provisions, including surrender charges and commissions.

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1.  CERTIFICATE  INDENTIFICATION

    CERTIFICATE OWNER:_____________________________________________________

    ADDRESS: ______________________________________________________________

    _______________________________________________________________________


    Ph. No. _____________________________    DOB: _________________________

    Sex: [ ] M    [ ] F

    TAX I.D. or SS# _________________________



    Joint Owner (if applicable)____________________________________________

    ADDRESS: ______________________________________________________________

    _______________________________________________________________________


    Ph. No. _____________________________    DOB: _________________________

    Sex: [ ] M    [ ] F

    TAX I.D. or SS# _________________________

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 2. OWNER QUALIFICATION

    (check one box and complete name information in either Section A or B)

 My new annuity certificate qualifies for Special Surrender Charge Waiver privilege because I am a/an:

 A. [ ] Registered Representative

    [ ] Spouse of a Registered /Representative

    [ ] Minor child of a Registered Representative

    Name of Registered Representative and Broker
               Dealer Firm:__________________________

    [ ] Employee of AGNY,  American General  Securities Inc.  ("AGSI") or
        Van  Kampen  American  Capital  ("VKAC"),   affiliated   company,  or
        authorized broker dealer firm.

    [ ] Spouse of an Employee

    [ ] Minor child of an Employee

    Name of Registered Representative and Broker
               Dealer Firm:__________________________

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 3. CERTIFICATE OWNER'S CERTIFICATION

 I hereby certify to AGNY that:

 1. I have submitted a completed and signed Certificate application along with this form.

 2. I certify that I am currently a:

    o full-time employee of AGNY, AGSI, VKAC, affiliated company, or authorized broker dealer firm or o
    o registered representative of a broker/dealer firm, which has entered into an agreement with AGNY pertaining to the sale of Certificates, or
    o  spouse or minor child of an employee or registered representative.

 3. This purchase is for personal investment purposes and the Certificate acquired hereunder shall not be resold.

I agree to make notification in writing of any change in the Owner Qualifications. I agree not to make any additional purchase payments without surrender charges/commissions unless I am entitled to do so under the Certificate's Prospectus. I further agree that AGNY shall have the right at any time to verify the Owner Qualifications by contacting my employer/broker dealer specified above (if applicable). I understand that the privilege to purchase the Certificate without surrender charges/commissions may be modified or terminated at any time.

Certificate Owner(s) Signature: ________________________________

Date:________________

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 4. EMPLOYEE OR REGISTERED REPRESENTATIVE AUTHORIZATION (complete only if different than Certificate Owner)

 I hereby certify that the Certificate Owner is qualified for this privilege based on my employment association with the company shown in section 2.

 Employee/Registered Representative Signature:_________________________

AGNY 8874-1